                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   -----------

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)      January, 1999
                                                      -------------

                 MENLO ACQUISITION CORP. FDBA FOCUS SURGERY, INC.
  -----------------------------------------------------------------------------
                (Exact name of registrant as specified in charter)

           DELAWARE                      0-22136              77-0332937
  -------------------------------      -----------          -------------------
        (State or other                (Commission             (IRS Employer
  jurisdiction of incorporation)       File Number)         Identification No.)

           113 TYNAN WAY, PORTOLA VALLEY, CA               94028
  -----------------------------------------------------------------------------
        (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code          (650) 529-0730
                                                     --------------------------

                                       N/A
  -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM NO.3      BANKRUPTCY OR RECEIVERSHIP

         On February 9, 1996, the Registrant filed a petition for relief under Chapter 11 of the United States Bankruptcy Code for the Northern District of California, Oakland Division. On August 12, 1996, the Registrant with Bankruptcy Court approval sold substantially all of its assets to Takai Hospital Supply, Inc. and thereafter changed its name to Menlo Acquisition Corporation. On October 28, 1998 the Registrant's Plan or Reorganization was confirmed.

ITEM NO. 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No. 99.27

                                   Description

                                   Summary of Financial Status of the
                                   Registrant for the month ended January
                                   1999, as required by the United States
                                   Bankruptcy Court, Northern District of
                                   California, Oakland Division.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
                              ------------------------------------------------
                                               (Registrant)


Date:  February 18, 1999      By:          /s/ RICHARD J. REDETT
                                   -------------------------------------------
                              Name:     Richard J. Redett
                              Title:    President and Chief Executive Officer